Exhibit 10.1
SEVENTH LOAN MODIFICATION AGREEMENT

This Seventh Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of February 11, 2013, with an effective date as of January 30, 2013 (the “Seventh Loan Modification Effective Date”), by and between (i) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and (ii) BRIDGELINE DIGITAL, INC., a Delaware corporation with its chief executive office located at 80 Blanchard Road, Burlington, Massachusetts 01803 (“Bridgeline”) and BRIDGELINE INTELLIGENCE GROUP, INC., a Delaware corporation, with offices located at 6711 Columbia Gateway Drive, Suite 550, Columbia, Maryland 21046 (“Intelligence Group”).

1.           DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a certain Amended and Restated Loan and Security Agreement dated as of March 31, 2010, as amended by a certain First Loan Modification Agreement, dated as of June 22, 2010, as further amended by a certain Second Loan Modification Agreement, dated as of July 7, 2010, as further amended by a certain Joinder, Waiver and Third Loan Modification Agreement, dated as of November 5, 2010, as further amended by a certain Fourth Loan Modification Agreement, dated as of May 6, 2011, as further amended by a certain Joinder, Fifth Loan Modification and Waiver Agreement, dated as of December 16, 2011 and as further amended by a certain Sixth Loan Modification Agreement, dated as of May 11, 2012 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.           DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and in a certain Amended and Restated Intellectual Property Security Agreement, dated as of March 31, 2010 between Bank and Bridgeline and a certain Intellectual Property Security Agreement dated as of December 16, 2011 between Bank and Intelligence Group (together, the “IP Agreement”, and together with any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.           DESCRIPTION OF CHANGES IN TERMS.

A.	Modifications to Loan Agreement.

1.	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(a) thereof:

“(a)           EBITDA. EBITDA, measured quarterly on a trailing three-month basis as of the last day of each fiscal quarter listed below, of no less than the corresponding amounts listed below:

Quarterly Period Ending	Minimum EBITDA

March 31, 2011	$200,000

June 30, 2011	$300,000

September 30, 2011, and as of the last day of each quarterly period ending thereafter	$400,000”

and inserting in lieu thereof the following:

“(a)           EBITDA. EBITDA, measured quarterly on a trailing three-month basis as of the last day of each fiscal quarter listed below, of no less than the corresponding amounts listed below:

Quarterly Period Ending	Minimum EBITDA

December 31, 2012	$1.00

March 31, 2013	$1.00

June 30, 2013	$50,000

September 30, 2013	$125,000

December 31, 2013	$175,000

March 31, 2014, and as of the last day of each quarterly period ending thereafter	$250,000

2.	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(b) thereof:

“(b)           Minimum Liquidity.  Unrestricted cash at Bank (excluding drawn Non-formula Advances held at Bank) plus the unused Availability Amount (excluding any undrawn availability with respect to Non-formula Advances) of not less than (i) prior to receipt by Bank of the Permitted Term Loan Prepayment Amount, One Million Dollars ($1,000,000); and (ii) commencing on the date that Bank applies the Permitted Term Loan Prepayment Amount to the outstanding principal balance of the Term Loan, and at all times thereafter, One Million Two Hundred Fifty Thousand Dollars ($1,250,000).”

and inserting in lieu thereof the following:

“(b)           Minimum Liquidity.  Unrestricted cash at Bank (excluding drawn Non-formula Advances held at Bank) plus the unused Availability Amount (excluding any undrawn availability with respect to Non-formula Advances) of not less than (i) from the Seventh Loan Modification Effective Date through and including June 30, 2013, One Million Two Hundred Fifty Thousand Dollars ($1,250,000); and (ii) commencing July 1, 2013 and thereafter, One Million Dollars ($1,000,000).”

3.	The Loan Agreement shall be amended by deleting the following text appearing in Section 10 thereof:

“If to Borrower:	Bridgeline Digital, Inc.
e.Magination IG, LLC
c/o Bridgeline Digital, Inc.
10 Sixth Road
Woburn, Massachusetts 01801
Attn: Michael Prinn, CAO
Fax: (781) 376-0533
Email: mprinn@blinedigital.com

with a copy to:	Morse, Barnes-Brown & Pendleton, P.C.
1601 Trapelo Road
Waltham, Massachusetts 02451
Attn: Joseph C. Marrow, Esquire
Fax: (781) 622-5933
Email: jmarrow@mbbp.com

If to Bank:	Silicon Valley Bank
275 Grove Street, Suite 2-200
Newton, Massachusetts 02466
Attn: Mr. Benjamin Johnston
Fax: (617) 969-4395
Email: bjohnston@svb.com

with a copy to:	Riemer & Braunstein, LLP
Three Center Plaza
Boston, Massachusetts 02108
Attn: Charles W. Stavros, Esquire
Fax: (617) 880-3477
Email: cstavros@riemerlaw.com”

and inserting in lieu thereof the following:

“If to Borrower:	Bridgeline Digital, Inc.
80 Blanchard Street
Burlington, Massachusetts 01803
Attn: Michael Prinn, CFO
Fax: (781) 376-0533
Email: mprinn@blinedigital.com

with a copy to:	Morse, Barnes-Brown & Pendleton, P.C.
230 Third Avenue, 4th Floor
Waltham, Massachusetts 02451
Attn: Joseph C. Marrow, Esquire
Fax: (781) 622-5933
Email: jmarrow@mbbp.com

If to Bank:	Silicon Valley Bank
275 Grove Street, Suite 2-200
Newton, Massachusetts 02466
Attn: Mr. Steve Lyons
Fax: (617) 969-4395
Email: slyons@svb.com

with a copy to:	Riemer & Braunstein, LLP
Three Center Plaza
Boston, Massachusetts 02108
Attn: Charles W. Stavros, Esquire
Fax: (617) 880-3477
Email: cstavros@riemerlaw.com”

4.	The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

““Revolving Line Maturity Date” is March 31, 2014.”

and inserting in lieu thereof the following:

““Revolving Line Maturity Date” is March 31, 2015.”

5.	The Loan Agreement shall be amended by inserting the following new definition in Section 13.1 thereof, in its appropriate alphabetical order:

““Seventh Loan Modification Effective Date” is January 30, 2013.”

6.	The Compliance Certificate attached as Exhibit B to the Loan Agreement is hereby deleted and replaced with Exhibit B attached hereto.

4.           CONDITIONS PRECEDENT.  As a condition precedent to the effectiveness of this Loan Modification Agreement and the Bank’s obligation to make further Credit Extensions, the Bank shall have received the following documents or payments prior to or concurrently with this Agreement, each in form and substance satisfactory to the Bank:

A.
copies, certified by a duly authorized officer of each Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of each Borrower, respectively, as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of each Borrower, respectively, authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and each Borrower’s respective performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

B.	a certificate of the Secretary of State (or similar entity) of the applicable jurisdiction of organization of a recent date as to each Borrower’s respective existence and good standing;

C.
results of UCC searches and other searches as necessary with respect to the Collateral indicating no Liens (other than the Liens of Bank or Permitted Liens) and otherwise in form and substance satisfactory to the Bank;

D.	an Acknowledgement and Reaffirmation of Subordination Agreement from TMX Interactive, Inc., together with the duly executed signature pages thereto;

E.	updated evidence of insurance;

F.	updated/ supplements to the Perfection Certificate for each Borrower, as necessary; and

G.	such other documents as Bank may reasonably request.

5.           FEES.  Borrower shall pay to Bank (i) a fully earned, non-refundable modification fee equal to Ten Thousand Dollars ($10,000), which fee shall be due and payable on or prior to the Seventh Loan Modification Effective Date; and (ii) a fully earned, non-refundable extension fee equal to Twenty Five Thousand Dollars ($25,000), which fee shall be due and payable on or prior to the Seventh Loan Modification Effective Date (such extension fee is in lieu of the Twenty Five Thousand Dollar ($25,000) anniversary fee described in the Sixth Loan Modification Agreement).  In addition, Borrower shall also pay to Bank an annual renewal fee equal to Twenty Five Thousand Dollars ($25,000), which fee shall be due and payable on February [], 2014 and shall be deemed fully earned as of that date. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

6.           RATIFICATION OF PERFECTION CERTIFICATE.  Bridgeline hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of March 31, 2010, as amended as of the date hereof and acknowledges, confirms and agrees that, except as amended, the disclosures and information Bridgeline provided to Bank in the Perfection Certificate, as supplemented through the date hereof, have not changed.  In addition, Intelligence Group hereby ratifies, confirms and reaffirms all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of the date hereof, as supplemented through the date hereof.  Each Borrower acknowledges, confirms and agrees the disclosures and information provided to Bank in such Perfection Certificates, as supplemented through the date hereof, have not changed.

7.           CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.           RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Existing Loan Documents and of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.           NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10.           CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

11.           RIGHT OF SET OFF.  Borrower hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.           CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER.  Section 11 of the Loan Agreement is hereby incorporated by reference.

13.           COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts, as of the Seventh Loan Modification Effective Date.

BORROWER:	BANK:
BRIDGELINE DIGITAL, INC. By: /s/Michael D. Prinn Name: Michael D. Prinn Title: Chief Financial Officer	SILICON VALLEY BANK By: /s/Steve Lyons Name: Steve Lyons Title: Vice President
BRIDGELINE INTELLIGENCE GROUP, INC. By: /s/Michael D. Prinn Name: Michael D. Prinn Title: Treasurer

[Seventh Loan Modification Agreement Signature Page]

EXHIBIT A- COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	BRIDGELINE DIGITAL, INC.
BRIDGELINE INTELLIGENCE GROUP, INC.

The undersigned authorized officer of Bridgeline Digital, Inc. and Bridgeline Intelligence Group, Inc. (individually and collectively, jointly and severally, the “Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited)	FYE within 150 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Deferred Revenue reports	Monthly within 30 days	Yes No
Board-approved projections	Annually, w/in 45 days of approval and as amended	Yes No
Transaction Reports	Monthly within 30 days and with each request for a Credit Extension	Yes No

Financial Covenant	Required	Actual	Complies

Maintain at all times:
Minimum EBITDA (tested quarterly, on a trailing three-month basis)	*		Yes No
December 31, 2012	$1.00	$_________	Yes No
March 31, 2013	$1.00	$_________	Yes No
June 30, 2013	$50,000	$_________	Yes No
September 30, 2013	$125,000	$_________	Yes No
December 31, 2013	$175,000	$_________	Yes No
March 31, 2014 and thereafter	$250,000	$_________	Yes No
Minimum Liquidity (certified monthly)	**	$_________	Yes No
*           See Section 6.9(a) of the Loan Agreement
**           See Section 6.9(b) of the Loan Agreement

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”):
 ____________________________________________________________________________.

There were no held checks as of the end of such month there except as follows (if no held checks, state “None”):
____________________________________________________________________________.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGELINE DIGITAL, INC. BRIDGELINE INTELLIGENCE GROUP, INC. By: Name: Title:
BANK USE ONLY

Received by: ____________________________
authorized signer
Date:           _____________________________

Verified: _______________________________
authorized signer
Date:           _____________________________

Compliance Status:                                Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:  ____________________

I.           Minimum EBITDA (Section 6.9(a))

Required:                      Achieve EBITDA, measured quarterly on a trailing three-month basis as of the last day of each fiscal quarter listed below, of no less than the corresponding amounts listed below:

Quarterly Period Ending	Minimum EBITDA

December 31, 2012	$1.00

March 31, 2013	$1.00

June 30, 2013	$50,000

September 30, 2013	$125,000

December 31, 2013	$175,000

March 31, 2014, and as of the last day of each quarterly period ending thereafter	$250,000

Actual: All amounts measured on a trailing three month basis:
A.	Net Income	$
B.	Interest Expense	$
C.	To the extent deducted from the calculation of Net Income, non-cash stock compensation expense, depreciation expense and amortization expense (including, without limitation, goodwill)	$
D.	Other one-time non-cash expenses approved by Bank, on a case-by-case basis, in its sole discretion	$
E.	EBITDA (line A plus line B plus line C plus line D)	$

Is line E equal to or greater than $[                                                               ]?

                                         No, not in compliance                                                                                                    Yes, in compliance

II.           Minimum Liquidity (Section 6.9(b))

Required:                Maintain, at all times, unrestricted cash at Bank (excluding drawn Non-formula Advances held at Bank) plus the unused Availability Amount (excluding any undrawn availability with respect to Non-formula Advances) of not less than (i) from the Seventh Loan Modification Effective Date through and including June 30, 2013, One Million Two Hundred Fifty Thousand Dollars ($1,250,000); and (ii) commencing July 1, 2013 and thereafter, One Million Dollars ($1,000,000).

Actual:

A.	Unrestricted Cash at Bank (excluding drawn Non-formula Advances held at Bank)	$
B.	unused Availability Amount (but excluding any undrawn availability with respect to Non-formula Advances)	$
C.	Liquidity (line A plus line B)	$

Is line C equal to or greater than $[                                                                      ]?

                                        No, not in compliance                                                                                                    Yes, in compliance